UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Date of report; date of earliest event reported) August 24, 2006

RESIDENTIAL CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-51438 (Commission File Number)	20-1770738 (I.R.S. Employer Identification No.)
8400 Normandale Lake Boulevard, Minneapolis, Minnesota 55437
(Address of principal executive offices, with zip code)
(952) 857-8700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD
Residential Capital Corporation (“ResCap”) intends to meet with investors to discuss ResCap’s financial results and other related information at meetings scheduled during the next several weeks. A copy of the slides that ResCap intends to use during these presentations is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Investor presentation slides

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL CORPORATION
Date: August 24, 2006	/s/ Davee L. Olson
Davee L. Olson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation slides